SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 31, 1995


                            U.S.B. HOLDING CO., INC.
               (Exact name of registrant as specified in its charter)




DELAWARE                     1-5027             36-3197969
(State or otherjurisdiction  (Commission       (IRS Employer
of incorporation)            File Number)       Identification No.)



       100 Dutch Hill Road, Orangeburg, N.Y.                     10962
      (Address of principal executive offices)                 (Zip Code)



             (Registrant's telephone number, including area code):
                               (914) 365-4600



















ITEM 2.  Acquisition or Disposition of Assets

On January 2, 1996, U.S.B. Holding Co., Inc. (the "Company") issued a press release announcing the sale of its wholly-owned subsidiary, Royal Oak Savings Bank, F.S.B., to Monocacy Bancshares, Inc. has been completed effective December 31, 1995. A copy of the press release is filed as Exhibit 99 hereto.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

         Description                                     Exhibit_No.
         Press Release of U.S.B. Holding
         Co., Inc. issued January 2, 1996                    99
































                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    U.S.B. HOLDING CO., INC.



                                    By:  _________________________________
                                         Steven T. Sabatini
                                         Executive Vice President, Finance
                                         and Chief Financial Officer

Date:  January 12, 1996
































                               EXHIBIT INDEX



Exhibit No.                Description                     Sequential Page No.
99                         Press Release of U.S.B.                  5
                           Holding Co., Inc. issued
                           January 2, 1996












































FOR IMMEDIATE RELEASE                                    FOR RELEASE TO
JANUARY 2, 1996                                          THE PRESS

                                  For further information, please contact
                                  Mr. Steven T. Sabatini
                                  Executive Vice President
                                  Chief Financial Officer
                                  (914) 365-4615


       PARENT COMPANY OF UNION STATE BANK SELLS MARYLAND SUBSIDIARY BANK



Orangeburg, NY - Mr. Thomas E. Hales, Chairman of the Board, U.S.B. Holding Co., Inc., parent company of the Rockland/Westchester-based Union State Bank, announced today that it has completed the sale of its Maryland subsidiary Bank. Royal Oak Savings Bank, FSB, was sold to Monocacy Bancshares, Inc., parent company of Taneytown Bank and Trust Company, Taneytown, Maryland effective December 31, 1995. The approximate sales price of $7.8 million is based on the level of deposits and certain other assets and liabilities sold as of December 31, 1995.

Royal Oak Savings Bank was formed by the merger of two former Maryland banks in 1991 by U.S.B. Holding Co., Inc. Royal's Oak's offices are located in Randallstown and Eldersburg, MD. Royal Oak had approximately $50 million in assets as of December 31, 1995.

Monocacy will continue to manage and operate Royal Oak Savings Bank, FSB under its charter but expects to merge Royal Oak with the Taneytown Bank in the second quarter of 1996.

Mr. Hales commented that the gain resulting from Royal Oak's sale will serve in supporting other initiatives of the U.S.B. Holding Co., Inc. and its primary subsidiary, Union State Bank.